UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

60 Victoria Embankment, London, EC4Y 0JP

(Address of principal executive offices) (Zip code)

c/o Carmine Lekstutis

Chief Legal Officer,

JPMorgan, 390 Madison Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: +44 207 742 3436

Date of fiscal year end: June 30

Date of reporting period: December 31, 2025

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thekoreafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s stockholder servicing agent at (866) 706-0510.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time by calling the Fund’s stockholder servicing agent at (866) 706-0510. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Semi-Annual Report

December 31, 2025

This report contains the following two documents:

•	Chairman’s Letter to Stockholders
•	Semi-Annual Report to Stockholders—December 31, 2025

The Korea Fund, Inc. Chairman’s Letter to Stockholders

Dear fellow Stockholders

We have pleasure in providing the Interim Report for The Korea Fund, Inc. (the “Fund”) covering the first half of its fiscal year 2025 – 2026, that is from July 1 to end-December 2025 – otherwise referred to herein as the “Period”.

Following years of sideways trading, either side of the US$18-20 range, 2025 witnessed a convergence of economic, domestic and international events that reinvigorated interest in the Korean stock market. This interest has taken the indices to new highs which, in turn, ranked Korea as the best performing stock market of the world for 2025 and which provided very commendable investment returns for your Fund.

The worldwide appetite for semiconductors, particularly from the growing Artificial Intelligence (“AI”) industry, has provided a very strong driver for the Korean economy. Chip manufacturers led by Samsung and S K Hynix, both major holdings in the Fund, have led the market advance. It is encouraging that the domestic Korean chip manufacturers have concentrated in the High Bandwidth Memory (“HBM”) sector which is essential to the AI industry and which therefore should ensure continuing long-term demand. Simultaneously the appointment of President Lee Jae-Myung mid-year has provided additional synergies. Lee campaigned on a populist ticket whilst his pragmatic approach has permitted the development of growing diplomatic relationships with both the USA and China. These relationships have already brought rewards for the domestic economy particularly in the areas of shipbuilding, defence, pharmaceuticals and the power equipment industry combined with an expanding influx of tourists from China.

Of equal importance for the ultimate benefit of stock prices, Lee has demonstrated a strong penchant for enhanced corporate governance. Measures already actioned include the enhancement of the “Value -up” reforms, measures to restrict the market influence of the large domestic corporate players, reforms to tax planning and announcement covering increased dividend payouts.

Performance

In the Period your Fund returned 41.71% denominated in US dollars and which compares with its benchmark return of 39.83% for the MSCI Korea 25/50 NR Index. This excellent return against a very strong performance from the benchmark placed the Fund in the top quartile as ranked by our independent consultant’s peer group.

Whilst not the subject of this report it is noteworthy to comment that your Fund’s investment return over the recent 12-month period to December 31, 2025 has been 100.76% as against 95.64% for the benchmark

The Korea Fund, Inc. Chairman’s Letter to Stockholders (continued)

Expenses

The Fund’s expense ratio has benefited from the growth of assets under management which at the year end stood at almost $176 million and which compares with $249 million as at the time of writing. As at the Period end the total expense ratio stood at 1.37% as against the 1.75% six months past. I trust that it goes without saying that your Board keeps a close monitor on all expenses.

Share Price Discount to Net Asset Value.

Despite this abovementioned strong performance of the Korean stock market your Fund’s share price relative to its net asset value has continued to trade in the 12 to 13% discount range. Perhaps this reflects the markets expectations for the discount and under the current condition’s trades below our intended buyback level.

May we thank all stockholders for your ongoing support

Yours very sincerely

For and On Behalf of The Korea Fund Inc.

Julian Reid, Chairman

Semi-Annual Report

December 31, 2025

1-3	Investment Adviser’s Report

4-5	Performance & Statistics

6-8	Schedule of Portfolio Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13-19	Notes to Financial Statements

20	Stockholder Meeting Results/ Changes to the Board of Directors/ Proxy Voting Policies & Procedures

21-22	Privacy Policy

23-25	Matters Relating to the Directors’ Consideration of the Investment Management Agreement

The Korea Fund, Inc. Investment Adviser’s Report

December 31, 2025 (unaudited)

Market Overview

In the six months ending December 31, 2025, the KOSPI index (“index”) rose 37.7% in local currency terms to finish at 4,214. In USD terms, the index rose 29.3% as the Korean Won (“KRW”) weakened throughout the second half of the year, creating significant differences in performance data reported in local and foreign currencies. Over the calendar year 2025, the index rose 75.6% and 79.5% in local currency and USD terms, respectively, making it the top-performing major global index. Despite persistent KRW weakness and ongoing negotiations on the trade deal with the US, the KOSPI market saw strong gains propelled by a DRAM “super-cycle” and the consolidation of political stability following the election of Lee Jae-Myung.

During the six-month period, information technology stocks dominated performance (+100.3% in KRW terms) and was the only sector to outperform the broader market, with SK Hynix (+124%) and Samsung Electronics (+103%) leading the charge on strong demand for AI memory. Communication services (-6.9%) was the worst-performing sector, given fading interest in gaming and a lack of catalysts for internet platforms. During this period, foreign investors became net buyers, purchasing a net 7.1 trillion KRW (4.9 billion USD), with Samsung Electronics (+13.4 trillion KRW) accounting for more than 100% of the net flow, funded by a reduction in SK Hynix (-9.8 trillion KRW).

Macro data remained robust, with Q3 real GDP growing 4.7% quarter-over-quarter (q/q), seasonally adjusted annual rate (SAAR) (1.2% q/q seasonally adjusted rate (SA)), exceeding the Bank of Korea’s (“BOK”) own forecast of 1.1%. The first quarter saw real GDP contract by 0.9%, followed by 2.7% growth in the second quarter. This sequential growth recovery was driven by continued robust exports and the contribution from fiscal stimulus to domestic demand. Private consumption surged 5.2% q/q, SAAR (1.3% q/q SA) in the third quarter, supported by the consumption voucher program. A solid contribution from exports continued into the last quarter of 2025, with semiconductors being the main driver. Fourth-quarter exports rose 10.1% q/q, SAAR. While US trade tariffs sparked concerns, the strength of memory chip and high-end industrial exports provided a significant buffer for the broader economy.

The BOK held the base rate at 2.50% throughout the six-month period. The BOK surprised markets with a hawkish pivot in November, removing language regarding future rate cuts and citing persistent inflation and a weak KRW. This shift appears to have effectively ended the easing cycle.

Since the inauguration of President Lee Jae-Myung in June 2025, the National Assembly has passed Commercial Code amendments aimed at protecting minority shareholders’ rights through the expansion of directors’ fiduciary duty to cover all shareholders and the introduction of cumulative voting to increase the influence of minority shareholders over the appointment of

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Investment Adviser’s Report

December 31, 2025 (unaudited) (continued)

directors. In addition, the National Assembly passed an amendment introducing separate, lower taxation for dividend income from companies with high dividend payout ratios. The measure aims to encourage companies to increase dividends and boost the capital market.

Fund’s Performance

From July 1, 2025, to December 31, 2025, the net asset value total return of The Korea Fund, Inc. (the “Fund”) was 41.7% in U.S. dollar terms, outperforming the Fund’s benchmark, the MSCI Korea 25/50 Net Total Return USD Index, by 1.9%.

Over the six-month review period, the portfolio’s outperformance was due to both sector allocation and stock selection. At the sector level, being underweight in the industrials sector and overweight in the information technology sector added the most value.

At the stock level, the top contributors were Doosan Enerbility, Celltrion, and Hana Financial. These stocks were not held in the portfolio due to their lower valuation merit compared to sector peers. Doosan Enerbility gave back some of its earlier gains after strong performance in the first half of 2025. Celltrion underperformed as its aggressive annual guidance was revised downward following disappointing sales results. Hana Financial also underperformed, as banks fell out of favor with investors who shifted their interest toward the semiconductor sector.

Within technology, our positions in SK Hynix, Eugene Technology, and Samsung Electro-Mechanics contributed positively to performance, driven by rising demand for memory and related components used in AI computing.

The top detractors in the portfolio included Hugel, Kolmar Korea, and Shinhan Financial. Hugel underperformed due to lackluster domestic margins; however, we believe this is a minor setback compared to the highly profitable growth expected from the expansion of sales in export markets, particularly in the US. Kolmar Korea’s share price declined as profitability disappointed amid intensifying competition. In our view, this correction is overdone, given the increasing demand from Korean Beauty indie brands for innovative original development manufacturing (ODM) solutions, which Kolmar Korea provides and specializes in, to achieve product differentiation and efficient manufacturing. Shinhan Financial lagged the market as investor interest shifted toward the semiconductor sector, but we find its valuation very attractive at 0.7x price-to-book, offering a high single-digit total return yield and a 9% return on equity.

Market Outlook

Looking ahead, we remain constructive on the Korean equity market due to:

1.	AI-led memory cycle

2	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Investment Adviser’s Report

December 31, 2025 (unaudited) (continued)

2.	Continued global competitiveness of Korean manufactured goods

3.	Increasing demand for better corporate governance

4.	Expectations for normalization of domestic demand in 2026.

Near-term headwinds include uncertainty from geopolitics and US trade policies.

We believe earnings growth is relatively sustainable in the near to medium term. For semiconductors, this is supported by disciplined supply growth, particularly very limited investment in clean rooms. This has resulted in a favorable demand and supply environment, allowing memory makers and their supply chains to raise prices and achieve better margins. For industrial exporters such as shipbuilders, power equipment, and defense companies, revenue visibility is relatively high due to their extended order backlogs, which enables them to reduce competitive pressures. Additionally, the recent weakness of the KRW provides another tailwind for exporters.

We also expect the value-up journey to continue. In December, the National Assembly passed an amendment introducing separate, lower taxation for dividend income from companies with high dividend payout ratios. The measure aims to encourage companies to increase dividends and boost the capital market. The third revision to the Commercial Code to impose cancellation of treasury shares has been delayed to the National Assembly session in the first quarter of 2026. While progress may be uneven, there is significant potential for Korean companies to improve balance sheet efficiency and shareholder returns. There has also been increased activist involvement, most recently with Palliser Capital seeking value-unlocking opportunities in LG Chem. We believe that government-led policy reforms will remain a key driver for Korean companies to further improve capital allocation and shareholder returns. Activists could help expedite this process, given their alignment of interests.

Valuation-wise, KOSPI’s valuation has recovered to 1.4x price-to-book (P/B) after strong performance in 2025. However, it remains below global peers and is still undervalued, especially considering the expected pace of return on equity (ROE) improvement over the next 12 months. Historically, the KOSPI market has been weighed down by its high exposure to earnings cyclicality, which has tied its valuation to value-oriented metrics such as P/B. Now, with a significant portion of the market exposed to multi-year growth opportunities — such as memory benefiting from AI demand, defense and shipbuilding responding to rearmament needs, and power equipment supporting grid renewal and addressing energy shortages — we believe it is also appropriate to compare KOSPI’s price-to-earnings (P/E) ratio to other markets. On a 12-month forward basis, KOSPI’s P/E stands at 10x, which is also below global and regional peers.

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Performance & Statistics

December 31, 2025 (unaudited)

Total Return(1)	6 Months	1 Year	5 Year	10 Year
Market Price	40.13%	104.62%	7.04%	9.13%
Net Asset Value (“NAV”)	41.71%	100.76%	5.75%	8.59%
MSCI Korea 25/50 Index (Total Return)(2)	39.83%	95.64%	5.18%	9.39%
MSCI Korea Index (Total Return)(2)	43.53%	99.85%	4.06%	9.66%

Fund Performance Line Graph(1)

Premium (Discount) to NAV

December 31, 2015 to December 31, 2025

Industry Breakdown (as a % of net assets):

Others
19.2%
Technology Hardware,
Storage & Peripherals
24.5%
Aerospace
& Defense
2.9%
Interactive
Media & Services
3.2%
Electronic
Equipment,
Instruments
& Components
3.3%
Semiconductors
& Semiconductor
Equipment
20.0%
Life Sciences
Tools & Services
3.4%
Banks
8.5%
Chemicals
4.1%
Automobiles
6.4%
Industrial
Conglomerates
4.5%

Market Price/NAV:
Market price	$36.32
NAV(3)	$42.27
Discount to NAV	14.08%

Ten Largest Holdings (as a % of net assets):
1.	Samsung Electronics Co. Ltd.	21.7
2.	SK Hynix, Inc.	18.8
3.	Shinhan Financial Group Co. Ltd.	4.3
4.	KB Financial Group, Inc.	3.1
5.	Samsung Electronics Co. Ltd. (Preference)	2.8
6.	Kia Corp.	2.8
7.	Samsung C&T Corp.	2.6
8.	NAVER Corp.	2.5
9.	Samsung Electro-Mechanics Co. Ltd.	2.4
10.	HD Hyundai Heavy Industries Co. Ltd.	2.3

4	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Performance & Statistics

December 31, 2025 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on the proceeds of any sales of the Fund’s shares made by a shareholder. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index (Total Return) as the primary benchmark for the Fund. The MSCI Korea 25/50 Index (Total Return) is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s total assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return.

(3)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Portfolio Investments

As of December 31, 2025 (unaudited)

Shares	Investments	Value ($)
COMMON STOCKS–102.2%
	Aerospace & Defense–2.9%
3,200	Hanwha Aerospace Co. Ltd.*	2,089,759
37,200	Korea Aerospace Industries Ltd.	2,947,465

		5,037,224

	Automobile Components–0.9%
6,350	Hyundai Mobis Co. Ltd.	1,647,707

	Automobiles–6.4%
16,800	Hyundai Motor Co.	3,469,334
19,500	Hyundai Motor Co. (Preference)	2,880,828
57,500	Kia Corp.	4,874,477

		11,224,639

	Banks–8.5%
175,000	BNK Financial Group, Inc.	1,925,631
62,900	KB Financial Group, Inc.	5,414,727
142,000	Shinhan Financial Group Co. Ltd.	7,561,468

		14,901,826

	Biotechnology–1.8%
10,400	Hugel, Inc.*	1,662,921
28,500	Kolon TissueGene, Inc., Receipts (United States)*	1,573,459

		3,236,380

	Building Products–0.7%
66,500	Sung Kwang Bend Co. Ltd.*	1,187,708

	Capital Markets–1.5%
5,300	KIWOOM Securities Co. Ltd.	1,065,440
13,900	Korea Investment Holdings Co. Ltd.	1,565,074

		2,630,514

	Chemicals–4.1%
10,104	Hansol Chemical Co. Ltd.	1,594,154
20,000	Kumho Petrochemical Co. Ltd.*	1,675,124
13,150	LG Chem Ltd.	3,041,768
5,047	Soulbrain Co. Ltd.	916,633

		7,227,679

	Construction & Engineering–1.7%
68,449	HDC Hyundai Development Co-Engineering & Construction	1,040,454
38,800	Hyundai Engineering & Construction Co. Ltd.	1,890,868

		2,931,322

	Diversified Telecommunication Services–0.5%
25,600	KT Corp.	934,018

	Electric Utilities–1.2%
64,500	Korea Electric Power Corp.*	2,116,870

	Electrical Equipment–2.6%
5,600	HD Hyundai Electric Co. Ltd.	3,007,471
6,250	LG Energy Solution Ltd.*	1,598,346

		4,605,817

6	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Schedule of Portfolio Investments

As of December 31, 2025 (unaudited) (continued)

Shares	Investments	Value ($)
	Electronic Equipment, Instruments & Components–3.3%
30,000	Daeduck Electronics Co. Ltd.	980,465
24,000	Samsung Electro-Mechanics Co. Ltd.*	4,247,470
3,450	Samsung SDI Co. Ltd.*	645,118

		5,873,053

	Entertainment–1.1%
36,800	JYP Entertainment Corp.*	1,849,012

	Food Products–0.6%
3,301	NongShim Co. Ltd.*	988,564

	Hotels, Restaurants & Leisure–0.6%
65,900	Lotte Tour Development Co. Ltd.*	1,063,601

	Household Durables–0.6%
18,600	Coway Co. Ltd.*	1,119,680

	Industrial Conglomerates–4.5%
27,000	Samsung C&T Corp.*	4,484,517
19,000	SK, Inc.	3,390,640

		7,875,157

	Insurance–0.8%
16,000	DB Insurance Co. Ltd.	1,452,866

	Interactive Media & Services–3.2%
30,800	Kakao Corp.	1,284,399
26,000	NAVER Corp.	4,370,642

		5,655,041

	Life Sciences Tools & Services–3.4%
18,000	LigaChem Biosciences, Inc.*	2,164,512
3,200	Samsung Biologics Co. Ltd.*(a)	3,757,390

		5,921,902

	Machinery–2.3%
11,700	HD Hyundai Heavy Industries Co. Ltd.	4,123,655

	Metals & Mining–0.6%
4,750	POSCO Holdings, Inc.	1,006,990

	Oil, Gas & Consumable Fuels–1.6%
49,500	S-Oil Corp.*	2,848,137

	Personal Care Products–0.7%
29,200	Kolmar Korea Co. Ltd.*	1,258,094

	Pharmaceuticals–1.1%
6,300	Hanmi Pharm Co. Ltd.*	1,981,437

	Semiconductors & Semiconductor Equipment–20.0%
26,787	Eugene Technology Co. Ltd.	1,389,538
26,200	PSK, Inc.*	671,286
73,000	SK Hynix, Inc.	33,060,107

		35,120,931

	Specialty Retail–0.5%
74,200	K Car Co. Ltd.	825,999

	Technology Hardware, Storage & Peripherals–24.5%
454,500	Samsung Electronics Co. Ltd.	38,093,871

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Schedule of Portfolio Investments

As of December 31, 2025 (unaudited) (continued)

Shares	Investments	Value ($)
80,300	Samsung Electronics Co. Ltd. (Preference)	4,984,287

		43,078,158

	Total Common Stocks (Cost $96,106,182)	179,723,981

	Total Investments –102.2% (Cost $96,106,182)	179,723,981
	Liabilities in Excess of Other Assets–(2.2)%	(3,939,469)

	Net Assets–100.0%	175,784,512

Percentages indicated are based on net assets.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
*	Non-income producing security.

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$179,723,981	$—	$179,723,981

(a)	Please refer to the schedule of portfolio investments for specifics of portfolio holdings.

8	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25 |	See Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities

As of December 31, 2025 (unaudited)

Assets:

Investments, at value	$179,723,981

Cash	42,986

Foreign currency, at value	958,924

Prepaid expenses and other assets	31,505

Receivables:

Investment securities sold	5,089,291

Dividends (net of withholding taxes)	256,182

Total Assets	186,102,869

Liabilities:

Payables:

Distributions to stockholders	5,745,714

Investment securities purchased	4,365,323

Accrued liabilities:

Investment Management fees	100,341

Custodian, administrator and accounting agent fees	32,906

Other	74,073

Total Liabilities	10,318,357

Net Assets	$175,784,512

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 4,158,348 shares issued and outstanding)	$41,583

Paid-in-capital in excess of par	105,289,033

Total distributable earnings (loss)	70,453,896

Net Assets	$175,784,512

Net Asset Value Per Share	$42.27

Cost of investments	$96,106,182

Cost of foreign currency	952,658

See Notes to Financial Statements	| 12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Operations

For the Six Months Ended December 31, 2025 (unaudited)

Investment Income:

Interest income	$346

Dividend income	925,463

Foreign taxes withheld (net)	(156,197)

Total investment income	769,612

Expenses:

Investment Management fees (See Note 3)	524,709

Legal	102,252

Custodian, administrator and accounting agent fees	112,423

Insurance	38,392

Audit and tax services	49,430

Stockholder communications	28,045

Transfer agent	21,942

Other	151,819

Total expenses	1,029,012

Net investment income (loss)	(259,400)

Realized/Unrealized Gains (Losses):

Net realized gain (loss) on transactions from:

Investments	8,251,399

Foreign currency transactions	(19,445)

Net realized gain (loss)	8,231,954

Change in net unrealized appreciation/depreciation on:

Investments	45,206,139

Foreign currency translations	(5,278)

Change in net unrealized appreciation/depreciation	45,200,861

Net realized/unrealized gains (losses)	53,432,815

Change in net assets resulting from operations	$53,173,415

10	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25 |	See Notes to Financial Statements

The Korea Fund, Inc. Statements of changes in Net Assets

For the Periods Indicated

	Six Months Ended December 31, 2025 (unaudited)	Year Ended June 30, 2025

Change in Net Assets Resulting from Operations:

Net investment (loss) income	$(259,400)	$77,155

Net realized gain	8,231,954	5,679,024

Change in net unrealized appreciation/depreciation	45,200,861	2,845,916

Change in net assets resulting from operations	53,173,415	8,602,095

Distributions to Stockholders:

Distributable earnings	(5,745,715)	(1,895,319)

Common Stock Transactions:

Cost of shares repurchased/tendered	—	(17,469,894)

Net Assets:

Change in net assets	47,427,700	(10,763,118)

Beginning of period	128,356,812	139,119,930

End of period	$175,784,512	$128,356,812

Shares Activity:

Shares outstanding, beginning of period	4,158,348	4,833,922

Shares repurchased/tendered	—	(675,574)

Shares outstanding, end of period	4,158,348	4,158,348

See Notes to Financial Statements	| 12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period^:

	Six Months Ended December 31, 2025 (unaudited)		Year ended June 30,
			2025	2024	2023	2022	2021
Net asset value, beginning of period	$30.87		$28.78	$26.52	$28.54	$54.37	$31.09
Investment Operations:
Net investment income (1)	$(0.06)		$0.02	$0.09	$0.19	$0.32	$0.21
Net realized and change in unrealized gain (loss)	$12.84		$2.39	$2.08	$1.06	$(17.05)	$23.58
Total from investment operations	$12.78		$2.41	$2.17	$1.25	$(16.73)	$23.79
Dividends and Distributions to Stockholders from:
Net investment income	$(1.38)		$(0.45)	$—	$(0.03)	$(2.05)	$(0.53)
Net realized gains	$—		$—	$—	$(3.27)	$(7.06)	$—
Return of capital	$—		$—	$—	$(0.02)	$—	$—
Total dividends and distributions to stockholders	$(1.38)		$(0.45)	$—	$(3.32)	$(9.11)	$(0.53)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	$—		$0.13	$0.09	$0.05	$0.01	$0.02
Net asset value, end of period	$42.27		$30.87	$28.78	$26.52	$28.54	$54.37
Market price, end of period	$36.32		$26.93	$24.13	$23.14	$24.35	$46.16
Total return: (2)
Net asset value	41.71%		9.47%	8.52%	5.34%	(35.39)%	76.93%
Market price	40.13%		14.31%	4.28%	8.60%	(33.55)%	80.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$175,785		$128,357	$139,120	$130,718	$142,800	$272,946
Ratio of expenses to average net assets	1.37	%(3)	1.75%	1.44%	1.46%	1.21%	1.12%
Ratio of net investment income to average net assets	(0.35	)%(3)	0.07%	0.34%	0.70%	0.77%	0.46%
Portfolio turnover rate	30%		63%	48%	37%	35%	81%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding during the period.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specifiedperiod from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on proceeds of any sales of the Fund’s shares made by a shareholder. Total return on net asset value may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized. Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
(3)	Annualized.

12	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25 |	See Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2025 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”) serves as the Fund’s investment manager. The Fund has authorized 200 million shares of common stock with $0.01 par value. The Korea Fund has filed a notice under the Commodity Exchange Act under Regulation 4.5 that The Korea Fund is operated by JPMorgan Asset Management (Asia Pacific) Limited, a registered investment adviser that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and the Board of Directors of the Fund (the “Board” or the “Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Directors’ maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair valued, in good faith, under Rule 2a-5, 1940 Act, the Manager has been designated as “valuation designee”, pursuant to procedures established by the Board, or persons acting at their discretion (“Valuation Committee”) pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2025 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2025 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown gross of any foreign taxes withheld on income from foreign securities.

14	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2025 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years.

As of December 31, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.15% (for transactions settling on or after January 1, 2026, the transaction tax is now equal to 0.20%) of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.35% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the six months ended December 31, 2025, the Fund incurred $71,872 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. These transaction costs are not accrued and are accounted for on a paid basis only. The transaction tax is levied as a percentage of the fair market value at the time of disposal and is deducted from the sale proceeds so the Fund receives the net proceeds only. No accrual for this transaction tax is included in the fair market value price used to value each security on a daily basis. Net realized gain (loss) on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2025 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2025, the Korean WON (“W”)/U.S. dollar (“$”) exchange rate was W 1,439.75 to $1.

(h) Securities Lending

The Fund may engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Goldman Sachs Bank USA (‘Goldman Sachs’) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the ‘Securities Lending Agency Agreement’). Securities loaned are collateralized by cash equal to at least 100% of the market value of the loaned securities, which is invested in shares of the Goldman Sachs Financial Square Government Fund. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Under the Securities Lending Agency Agreement, Goldman Sachs marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 105% of the value of the loaned securities (102% for U.S. securities), Goldman Sachs requests additional cash from the borrower so as to maintain a collateralization level of at least 105% of the value of the loaned securities plus accrued interest (102% for U.S. securities), subject to certain de minimus amounts.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan during the six months ended or at December 31, 2025.

(I) Segment Reporting

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Board serves as the CODM for the Fund.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Fund’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note 1—Organization and Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the Fund’s Schedule of Portfolio Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, distributions to stockholders, and capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative

16	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2025 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain/(loss) are listed on the Fund’s Statement of Operations.

(J) Recent Accounting Pronouncement

In December 2023, FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740) (“ASU 2023-09”) Improvements to Income Tax Disclosures, which enhances income tax disclosures, including providing specific categories in the rate reconciliation and income taxes paid. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024; early adoption is permitted. Management is currently evaluating the amendment and its impact to the financial statements.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund may be subject to increased risk to the extent it allocates assets among investment styles and certain styles under-perform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Benchmark or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. All of the foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2025 (unaudited) (continued)

2. Principal Risks (continued)

Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the respective Fund.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Adviser

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Adviser. Subject to the supervision of the Fund’s Board, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the investment adviser receives an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million.

4. Related Party, Other Service Provider Transactions and Directors

JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) provides investment advisory services to the Fund under the terms of an investment advisory agreement. See Section 3 Investment Adviser of this report for details of the fee relating to that agreement.

During the six months ended December 31, 2025, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

(a) Related Party, Other Service Provider Transactions

Pursuant to an Administration Agreement, JPMorgan Chase Bank N.A. (‘JPMCB’) (the ‘Administrator’), an affiliate of JPMorgan Asset Management (Asia Pacific) Limited (the ‘Investment Adviser’) provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of $78,000.

Pursuant to a Global Custody Agreement, JPMCB also provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The accounting fee is subject to a minimum annual fee of $20,000. The amounts paid directly to JPMCB by the Fund for administration, custody and accounting services are included in Custodian, administrator and accounting agent fees on the Statement of Operations.

Pursuant to a Services Agreement, JPMorgan Funds Limited (‘JPMFL’), an affiliate of the Investment Adviser, provides various services (including fund secretarial and administration services) for the Fund. JPMFL receives no compensation from the Fund for these services, JPMFL receives its fee from its affiliate, JPMorgan Asset Management (Asia Pacific) Limited in the form of an intercompany credit.

(b) Directors

The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $57,000, the Audit Committee Chairman $65,000 and the Chairman $71,000 which includes a $2,500 attendance fee. Per Special In-Person Meeting a fee of $3,000 is payable or $1,000 per special Board meeting attended telephonically. In addition, each director is eligible to receive a per diem fee of $2,000 per day, or pro-rated fee for a lessor period, as compensation for taking on special assignments. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments will be provided to the full Governance, Nominating and Remuneration Committee at their next regular meeting.

5. Investments in Securities

For the six months ended December 31, 2025, purchases and sales of investments, other than short-term securities were $45,419,966 and $46,593,021, respectively.

18	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2025 (unaudited) (continued)

6. Income Tax Information

At December 31, 2025, the cost basis of portfolio securities for federal income tax purposes was $96,106,182. Gross unrealized appreciation was $85,810,923, gross unrealized depreciation was $2,193,124; and net unrealized appreciation was $83,617,799.

7. Discount Management Program / Conditional Tender Offer Policy

The Fund has a share repurchase program under which the Fund can repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year. The shares are permitted to be repurchased at differing trigger levels without announcement. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Adviser.

For the six months ended December 31, 2025, the Fund did not repurchase shares of its common stock on the open market. For the year ended June 30, 2025, the Fund repurchased 71,430 shares of its common stock on the open market, which represented 1.48% of the shares outstanding at June 30, 2024 at a total cost, inclusive of commissions (the rate of commission charged is on a pre-agreed basis), of $1,508,443 at a per-share weighted average discount to NAV of 16.81%.

On December 3, 2020, the Board announced that it had adopted a conditional tender offer policy (the “Policy”). Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares on or before September 30, 2024 and thereafter on each third anniversary of the September 30, 2024, if the Fund’s total return investment performance measured on a net asset value basis does not equal or exceed the total return investment performance of the MSCI Korea 25/50 Index during the period commencing on April 1, 2021 and ending on June 30, 2024 (the “Initial Tender Offer Measurement Period”). Following the period ended June 30, 2024, in accordance with its conditional tender offer policy announced on December 3, 2020, the Fund conducted a tender offer to purchase for cash up to 12.5% of its issued and outstanding common stock. The results of this tender offer were announced on September 19, 2024; 604,144 shares of its common stock were tendered at a price of $26.42, resulting in a total cost of $16.0m. For further details of this tender please see the Fund’s annual report for the year ended June 30, 2025.

The next performance measurement period under the Fund’s Tender Offer Policy runs from July 1, 2024, through June 30, 2027.

8. Fund Ownership

At December 31, 2025, the City of London Investment Group PLC, Lazard Asset Management LLC, 1607 Capital Partners LLC and Ohio Public Employees Retirement System held approximately 35%, 13%, 5% and 4% respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Annual Stockholder Meeting Results/ Changes to the

Board of Directors/ Proxy Voting Policies & Procedures (unaudited)

Annual Stockholder Meeting Results

The Fund held its annual meeting of stockholders on October 22, 2025. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election Mr. Julian Reid who serves as a Class I Director	3,117,676	172,944	26,926

Madam Yan Hu, who serves as a Class III Director, Mr. Richard A. Silver, who serves as a Class III Director and Mr. Matthew J. Sippel, who serves as a Class II Director continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (866) 706-0510; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

20	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Privacy Policy (unaudited)

FACTS	WHAT DOES THE KOREA FUND, INC. DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎

Social Security number and account balances

∎

transaction history and account transactions

∎

checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Korea Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Korea Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For marketing purposes — to offer our products and services to you	YES	NO
For joint marketing with other financial companies	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your transactions and experiences	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your creditworthiness	NO	WE DON’T SHARE
For nonaffiliates to market to you	NO	WE DON’T SHARE

QUESTIONS?	Call 1-866-706-0510 or go to www.thekoreafund.com

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	21

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

Who we are
Who is providing this notice?	The Korea Fund, Inc.

What we do
How does The Korea Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does The Korea Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

∎

open an account or provide account information

∎

give us your contact information or pay us by check

∎

make wire transaction

We also collect your personal information from others such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎

sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎

affiliates from using your information to market to you

∎

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ The Korea Fund, Inc. does not jointly market.

22	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Directors and a majority of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”), voting separately, annually approve the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Investment Adviser. The Fund’s Board is comprised of four Directors, all of whom are Independent Directors. At an in-person meeting, the Board approved the continuation of the Agreement for an additional one-year term commencing January 1, 2026, and held additional meetings to consider various aspects of the information provided by the Investment Adviser and its affiliates in connection with their review, as summarized below (together, the “Review Meetings”). The Board approved the continuation of the Agreement at the recommendation of the Board’s Contracts Committee, which is comprised of all four Independent Directors, and which met separately from management in connection with the Review Meetings. Throughout the Board’s process for considering the proposed continuation of the Agreement, the Directors received legal advice from legal counsel that is experienced in 1940 Act matters, and with whom they met separately throughout the process.

The Agreement took effect for an initial two-year term on January 1, 2021, in connection with a transition (the “JPMorgan Transition”) of the Fund’s day-to-day portfolio management, administration, fund accounting, custody and other services from the Fund’s prior investment manager to the Investment Adviser and various of its affiliates (“Other JPMorgan Entities” and, together with the Investment Adviser, “JPMorgan”). The Agreement was initially approved by the Board and the Fund’s stockholders in connection with the JPMorgan Transition. Pursuant to the Agreement, the Investment Adviser provides the day-to-day portfolio management services required by the Fund and receives in return an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million. In connection with the JPMorgan Transition, the Board also unanimously approved (i) a Services Agreement between the Fund and JPMorgan Funds Limited (“JPMFL”), pursuant to which JPMFL provides or procures compliance, legal, recordkeeping, service provider oversight and other administrative services for the Fund, including the provision of personnel of JPMFL or its affiliates to serve as officers of the Fund, (ii) a Fund Administrative Services Agreement between the Fund and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), pursuant to which JPMorgan Chase provides fund accounting, financial regulatory and reporting, treasury, tax, compliance reporting and other administrative services for the Fund, and (iii) a Global Custody Agreement between the Fund and JPMorgan Chase, pursuant to which JPMorgan Chase serves as custodian and provides related services on behalf of the Fund (together, the “Other JPMorgan Agreements”). The Board also approved a Fee Agreement with JPMorgan setting forth fees and expenses to be paid or reimbursed to JPMorgan Chase for fund accounting and other administrative services and custody services under the Fund Administrative Services Agreement and Global Custody Agreement and an expense limitation arrangement (the “Expense Limitation”) pursuant to which the Investment Adviser has agreed to waive a portion of its investment advisory fee and/or pay expenses of the Fund such that, for a three-year period following the initial effectiveness of the Agreement, the Fund’s fees and expenses for administrative services provided by the prior investment manager will not exceed $78,000 per annum and fees and expense for fund accounting services provided by the prior investment manager will not exceed $20,000 per annum.

In connection with the JPMorgan Transition, the Board also adopted a policy (the “Tender Offer Policy”) pursuant to which it will cause the Fund to conduct an issuer tender offer for up to twenty-five percent (25%) of its then issued and outstanding shares of common stock on or before September 30, 2024, and thereafter on each third year anniversary, if the Fund’s total return investment performance measured on a net asset value basis does not equal or exceed the total return investment performance of the MSCI Korea 25/50 Index (the “Index”), (as described and measured in the Fund’s June 30, 2020 annual shareholder report) during the period commencing on April 1, 2021 and ending on June 30, 2024 (the “Initial Tender Offer Measurement Period” or “ITOM”), and for three-year measurement periods thereafter. The Directors may not terminate or amend the Tender Offer Policy without shareholder approval. However, the size of any such tender offer (up to twenty-five percent (25%)), the price at which shares are to be tendered and other terms and conditions of such tender offer would be determined by the Board in its discretion based on its review and consideration of the then-current size of the Fund, market conditions and other factors it deems relevant.

On September 19, 2024 the Fund announced that the Tender Offer had been oversubscribed, and confirmed that the Fund would purchase 12.5% of its respective outstanding common shares on a pro-rata basis, based on the number of shares properly tendered. The second measurement period under the Tender Offer Policy commenced on July 1, 2024 and will run through June 30, 2027.

Prior to the Review Meetings, on behalf of the Directors, Fund counsel provided a written request for information from the Investment Adviser and other applicable JPMorgan Entities to provide all information as may reasonably be necessary for the Directors to evaluate the terms of the Agreement and its proposed continuation. In response to this request, the Board received and relied upon materials provided by or at the request of the Investment Adviser and other Other JPMorgan Entities. This information included, among other items, information from Broadridge Financial Solutions (“Broadridge”), an independent third-party consultant, comparing the Fund’s investment performance and fees and expenses with a peer group of U.S. domiciled closed-end funds selected by Broadridge from Morningstar’s database with strategies that invest in equity securities in the Asia Pacific region (the “Broadridge Peer Group”) and with the

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	23

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement (continued)

funds in the broader Morningstar Miscellaneous Region category (the “Broadridge Classification”). The Directors also received information compiled from Morningstar regarding the investment performance of the Fund in comparison to funds and accounts managed by JPMorgan and other managers that focus on Korean equity securities. The Directors also received and reviewed performance information for the Fund in comparison to its benchmark indices (MSCI Korea and MSCI Korea 25-50). The performance information received by the Directors covered various periods through September 30, 2025. Among other information, the Directors also took into account (i) information regarding the background and qualifications of the portfolio managers and other personnel at the Investment Adviser who provide investment management, research, portfolio trading and other asset management services on behalf of the Fund and related technologies and systems in place at the Investment Adviser; (ii) information regarding the overall organization of the Investment Adviser and other applicable Other JPMorgan Entities, including the most recent audited financial statements of the Investment Adviser’s parent company, JPMorgan Chase & Co.; (iii) information regarding the estimated annual profitability to the Investment Adviser and its affiliates from their relationship with the Fund under the Agreement and other arrangements with Other JPMorgan Entities; (iv) descriptions of the compliance policies and program of the Investment Adviser and Other JPMorgan Entities applicable to the Fund; (vi) descriptions of the various programs in place at the Investment Adviser and otherwise at JPMorgan to oversee and manage various categories of investment, operational, business and strategic and other risks, including with respect to business continuity and disaster recovery and cybersecurity and data security risks; (vii) a description of any “fall-out” benefits that JPMorgan may realize as a result of its relationship with the Fund; and (viii) information regarding potential economies of scale that the Investment Adviser may experience in its management of the Fund.

The Directors also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at regular meetings throughout the year, some of which is identified above. This included, among other information, reports on the Fund’s net asset value and market price investment performance, information regarding the Fund’s share price trading discount and activity under the Fund’s share repurchase program designed to address a trading discount, and periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, securities lending, compliance, and shareholder and other services provided by the Investment Adviser and Other JPMorgan Entities.

In determining to approve the continuation of the Agreement for a one-year period, the Directors considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the Fund’s stockholders. In evaluating the terms of the Agreement, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all-encompassing of the matters considered by the Board. Further, the Board’s review of the Agreement is the result of review and discussion over a period of years, rather than one particular period. The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

During the course of the Review Meetings, the Directors examined the nature, quality and extent of the services provided by the Investment Adviser and Other JPMorgan Entities to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes employed by the Investment Adviser; the experience of key advisory personnel of the Investment Adviser who are responsible for portfolio management and trading for the Fund; the ability of the Investment Adviser to attract and retain capable personnel; and the capabilities of the senior management and staff of the Investment Adviser and Other JPMorgan Entities who provide services to the Fund, including those who serve as officers of the Fund. In addition, the Directors considered the quality of services provided by the Investment Adviser and Other JPMorgan Entities with respect to regulatory compliance and compliance with the investment policies and restrictions of the Fund; the nature and quality of the supervisory and administrative services that Other JPMorgan Entities are responsible for providing to or procuring for the Fund; and conditions that might affect the abilities the Investment Adviser or Other JPMorgan Entities to provide high-quality services to the Fund under the Agreement and Other JPMorgan Agreements.

In considering the Fund’s relative investment performance, the Directors focused mainly on periods commencing with the Investment Adviser’s assumption of portfolio management responsibilities for the Fund on January 1, 2021 following the JPMorgan Transition. The Directors took into account that the Fund’s total return performance based on net asset value outperformed the benchmark indices and the Broadridge Peer Group median for the three-year period ended September 30, 2025 and in addition for the one year period also outperformed the benchmark. They noted that the Fund’s performance relative to the Broadridge Peer Group, the Directors took into account that the peer group consists of only three other closed-end funds that invest in equity securities in the Asia Pacific region, none of which focuses mainly on South Korean equity securities like the Fund. In this regard, the Directors took into account that the peer group comparisons may not be particularly apt and concluded that the Fund’s performance relative to its benchmark indices provides more useful comparative information.

24	The Korea Fund, Inc. Semi-Annual Report	| 12.31.25

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement (continued)

Based on the foregoing and other considerations, the Directors concluded that the Investment Adviser’s investment process, research capabilities and philosophy continue to be well suited to the Fund given its investment objective and policies, and that the Investment Adviser and Other JPMorgan Entities will be able to continue to meet any reasonably foreseeable obligations under the Agreement and Other JPMorgan Agreements. The Directors also took into account that the conditional performance-based Tender Offer Policy for the Fund described above will continue to be used as a means to monitor the Fund’s performance and signal potential action in the event of underperformance subsequent to the JPMorgan Transition.

In assessing the reasonableness of the fees payable under the Agreement, the Directors took into account, among other factors, information provided by Broadridge comparing the Fund’s fees and total expenses with the investment management fees and total expenses of funds in the Broadridge Peer Group and Broadridge Classification. The Directors noted that the Fund’s effective advisory fee rate under the Agreement and total expenses were below the median fees and expenses of both the Broadridge Peer Group and Classification. The Directors also considered that the Fund’s total expense ratio has risen due to the Fund’s asset declines from negative market performance and its share repurchase program, but noted that the Expense Limitation observed by the Adviser will remain in place through the end of the proposed one-year continuance of the Agreement and continue to limit the Fund’s total expenses.

The Directors also took into account information regarding the management fees charged by the Investment Adviser to comparable funds and accounts it manages (none of which are U.S. registered closed-end funds), but in doing so considered that these comparisons may not be particularly apt in light of differences in levels of investment management and administrative services, operations, regulatory and compliance burdens and other factors differentiating the Fund from other types of funds or accounts.

The Directors also considered an estimated annual profitability analyses provided by the Investment Adviser and Other JPMorgan Entities with respect to their relationships with the Fund, including descriptions of the methodologies and assumptions used in estimating profitability. Based on the information provided, the Directors determined, taking into account the various assumptions made, that such estimated profitability did not appear to be excessive.

The Directors also took into account the entrepreneurial and business risks to which the Investment Adviser and Other JPMorgan Entities are subject in their roles as investment adviser, administrator, fund accountant and custodian for the Fund.

The Directors also considered the extent to which the Investment Adviser and Other JPMorgan Entities may realize economies of scale or other efficiencies in managing and supporting the Fund. The Directors noted that, as a listed closed-end fund, it is not currently anticipated that the Fund will raise additional assets or otherwise grow in size other than through possible investment gains. However, the Directors took into account, among other factors, that Agreement imposes a fee waiver/breakpoint from 0.70% to 0.65% on the Fund’s average daily net assets in excess of $250 million, which would serve as a means of partially sharing economies of scale or efficiencies gained by the Investment Adviser through asset growth above this level with Fund stockholders.

Additionally, the Directors considered so-called “fall-out benefits” to JPMorgan from the Investment Adviser’s relationship as investment adviser to the Fund, such as research, statistical and quotation services, if any, the firm may receive from broker-dealers executing the Fund’s portfolio transactions or reputational value derived from serving as investment adviser to the Fund. They also considered the compensation and other benefits received by Other JPMorgan Entities, including JPMFL and JPMorgan Chase, for providing administrative, fund accounting, custody and other services to the Fund pursuant to the Other JPMorgan Agreements.

After reviewing and considering these and other factors described herein, the Directors concluded, in their business judgment, within the context of their overall conclusions regarding the Agreement and other arrangements with JPMorgan, and based on information provided and related representations made by the Investment Adviser and Other JPMorgan Entities, that they were satisfied that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Adviser. Based on their evaluation of factors that they deemed to be material, including but not limited to those factors described above, the Board and the Independent Directors unanimously approved the continuance of the Agreement for an additional one-year term commencing January 1, 2026, having concluded that the terms of the Agreement are fair and reasonable to the Fund.

12.31.25 |	The Korea Fund, Inc. Semi-Annual Report	25

Directors	Officers
Julian M.I. Reid Chairman of the Board of Directors Richard A. Silver Matthew J. Sippel Madam Yan Hu Chief Legal Officer Carmine Lekstutis

Simon J. Crinage
President and Chief Executive Officer

Neil S. Martin
Treasurer, Principal Financial and Accounting Officer

Paul F. Winship
Vice President and Secretary

Stephen M. Ungerman
Chief Compliance Officer

Investment Adviser

JPMorgan Asset Management (Asia Pacific) Limited

19th Floor, Chater House, 8 Connaught Road Central

Hong Kong

Fund Services Provider

JPMorgan Funds Limited,

60 Victoria Embankment

London EC4Y 0JP

UK

Custodian & Accounting Agent

JPMorgan Chase Bank N.A,

383 Madison Avenue , 11th Floor

New York, NY 10179

USA

Transfer Agent, Dividend Paying Agent and Registrar

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

USA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

USA

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

USA

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (866) 706-0510.

AZ612SAR-12.31.25

1228050

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not Applicable

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 14. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2025	Nil	N/A	Nil	415,834
August 1-31, 2025	Nil	N/A	Nil	415,834
September 1-30, 2025	Nil	N/A	Nil	415,834
October 1-31, 2025	Nil	N/A	Nil	415,834
November 1-30, 2025	Nil	N/A	Nil	415,834
December 1-31, 2025	Nil	N/A	Nil	415,834
Total	Nil

[1]	Subject to commission fees on a tiered rate basis. Once commissions of $10,000 have been paid the rate is $0.07 per share repurchased with a minimum $100 on any trade day on which purchases occur..
[2]

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), as amended, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting, except that the control procedures of the current Investment Adviser were adopted on their appointment effective January 1,2021.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)

(1) Gross income from securities lending activities: $0

(2) All fees and/or compensation for securities lending activities and related services: $0

(3) Aggregate fees/compensation: $0

(4) Net income from securities lending activities: $0

(b) The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Goldman Sachs Financial Square Government Fund.

Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not Applicable

ITEM 19. EXHIBITS

(a)(1)	Not required in this filing

(a)(2)	Exhibit 99_CERT. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(a)(4)	Not applicable

(b)	Exhibit 99.906_CERT. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date:	March 2, 2026

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and
Accounting Officer

Date:	March 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date:	March 2, 2026

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and
Accounting Officer

Date:	March 2, 2026